UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                                   -----------

       Date of Report (Date of earliest event reported): August 31, 1999



                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)



    Indiana                            1-9250                35-1468632
  ----------------                    -----------            -------------------
   (State or other                   (Commission             (I.R.S. Employer
   jurisdiction of                    File Number)           Identification No.)
    organization)

    11825 North Pennsylvania Street
         Carmel, Indiana                                       46032
  --------------------------------------                     ----------
(Address of principal executive offices)                     (Zip Code)

                                 (317) 817-6100
                              --------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

ITEM 5.   OTHER EVENTS.

         On August 31, 1999, Conseco, Inc. ("Conseco") completed the public offering of 12 million of the 9.44% Trust Originated Preferred Securities SM ("TOPrS SM") of Conseco Financing Trust VII, a subsidiary trust of Conseco, at $25 per security. Each TOPrS security will pay cumulative cash distributions at the annual rate of 9.44 percent of the stated $25 liquidation amount per security, payable quarterly commencing September 30, 1999. The TOPrS are fully and unconditionally guaranteed by Conseco. Proceeds from the offering of approximately $290 million (after underwriting and other associated costs) will be used to repay indebtedness.


SM - "Trust Originated Preferred Securities" and "TOPrs" are service marks of Merrill Lynch & Co., Inc.












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

ITEM 7(c).   EXHIBITS.


1.1 Underwriting Agreement for Preferred Securities of Conseco Financing Trust VII, dated August 26, 1999.

4.27.1 Sixth Supplemental Indenture, dated as of August 31, 1999, between Conseco, Inc. and State Street Bank and Trust Company, as Trustee.

4.27.2    9.44% Subordinated Deferrable Interest Debentures due 2029.

4.27.3 Amended and Restated Declaration of Trust of Conseco Financing Trust VII, dated as of August 31, 1999, among Conseco, Inc., as sponsor, the Trustees named therein and the holders from time to time of undivided beneficial interests in the assets of Conseco Financing Trust VII.

4.27.4 Global Certificates for Preferred Securities of Conseco Financing Trust VII.

4.27.5 Preferred Securities Guarantee Agreement, dated as of August 31, 1999, between Conseco, Inc. and State Street Bank and Trust Company.

5.1       Opinion of Richards, Layton & Finger, P.A.

8.1 Opinion of Leagre Chandler and Millard LLP as to certain federal income taxation matters.

23.1      Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.1).

23.2      Consent of Leagre Chandler and Millard LLP (included in Exhibit 8.1).
















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

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CONSECO, INC.


DATE:  August 31, 1999
                                       By:  /s/ ROLLIN M. DICK
                                           ----------------------------------
                                           Name:  Rollin M. Dick
                                           Title: Executive Vice President
                                                  and Chief Financial Officer


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